UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2009

Athersys, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-33876	20-4864095
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Carnegie Avenue, Cleveland, Ohio	44115-2634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 431-9900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 7, 2009, ABT Holding Company (“ABT Holding”), a wholly-owned subsidiary of Athersys, Inc. (the “Company”), entered into an amendment (the “Amendment”) to the Extended Collaboration and License Agreement, dated as of January 1, 2006 (the “Collaboration Agreement”), by and between the Company and Bristol-Myers Squibb Company (“BMS”).

Previously, the Collaboration Agreement provided that BMS would propose a minimum number of RAGE-VT cell lines over a period ending December 31, 2008. The Amendment provides for an additional year, through December 31, 2009, for BMS to propose the remaining number of RAGE-VT cell lines under the Collaboration Agreement. A copy of the Amendment is filed as Exhibit 10.1 to this Current Report of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
10.1	Amendment dated as of March 31, 2009 to the Extended Collaboration and License Agreement between Athersys, Inc. and Bristol-Myers Squibb Company effective January 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2009

ATHERSYS, INC.

By: /s/ Laura K. Campbell
Name: Laura K. Campbell
Title: Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Amendment dated as of March 31, 2009 to the Extended Collaboration and License Agreement between Athersys, Inc. and Bristol-Myers Squibb Company effective January 1, 2006

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